EXHIBIT 99.1


FOR IMMEDIATE RELEASE



              ELECTRONIC CLEARING HOUSE (ECHO) ANNOUNCES IMPACT ON
                     FUTURE RESULTS OF OPERATIONS FOLLOWING
                             U.S. LEGISLATIVE ACTION

CAMARILLO,  CALIF.,  OCTOBER 11, 2006 - Electronic Clearing House, Inc. (NASDAQ:
ECHO), a leading provider of electronic payment and transaction processing services, announced today a portion of its business and future results of operations will be impacted by the recently passed Unlawful Internet Gambling Enforcement Act of 2006 ("the Act").

The Act is expected to become law on or around October 13, 2006. Upon becoming law, the Act will prohibit gambling businesses from accepting any financial instrument in connection with inappropriate Internet gambling. The Act directs the United States Federal Reserve, the Department of the Treasury and the
Department of Justice to develop regulations, within 270 days of the Act becoming law, which would direct financial transaction providers, including payment processors, to identify and block certain types of financial transactions connected with this type of Internet gambling. The text of the Unlawful Internet Gambling Enforcement Act of 2006, included as Title VIII of the Safe Port Act, may be found by doing a search at the Library of Congress' legislative information website, http://thomas.loc.gov.

ECHO provides back-end payment processing services to merchants across many industries. Several of these merchants are "Internet wallet" providers that, among other matters, permit consumers to use funds in those "Internet wallets" to participate in gaming activities over the Internet. Since the passing of the Act, ECHO's management has been working to identify the impact on its "Internet wallet" merchants, as well as on its business and future results of operations. As of the date of this release, management has found that, as soon as the Act becomes law, several of its "Internet wallet" merchants will no longer permit U.S. consumers to use funds in their respective "Internet wallets" to participate in gaming activities (to the extent it was previously permitted). In addition, some merchants will gradually phase in those restrictions before the expiration of the 270-day regulatory determination period, and some may seek to comply with the new regulatory rules.

Regardless of the actions taken by ECHO's "Internet wallet" merchants, the Company has decided to phase out any services related to check processing activities for Internet gaming before the 270-day regulatory determination period expires. The portion of "Internet wallet" services accounts for less than 10% of ECHO's total revenues. Accordingly, the loss of revenues, and net income, arising from these services will have a significant negative effect on the Company's business and results of operations in fiscal 2007. ECHO expects to more fully describe this effect in its forthcoming Annual Report on Form 10-K for the fiscal year ended September 30, 2006.


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Joel M. Barry, the Chairman and Chief Executive Officer of the Company,  stated,
"We were aware that this legislative action, if passed, could affect our "Internet wallet" merchants and have previously identified this as a risk to our check processing business. However, with the continuing growth of our credit card processing volume and our sales focus on building other channels for new check processing revenue, we anticipate being able to recover the lost check revenue from the "Internet wallets" in the coming year."


ABOUT ELECTRONIC CLEARING HOUSE, INC. (ECHO)
ECHO (www.echo-inc.com) provides a complete solution to the payment processing needs of merchants, banks and collection agencies. ECHO's services include debit and credit card processing, check guarantee, check verification, check conversion, check re-presentment, and check collection.

SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995: ANY STATEMENTS SET FORTH ABOVE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. EXAMPLES OF FORWARD LOOKING STATEMENTS INCLUDED IN THIS RELEASE INCLUDE STATEMENTS REGARDING THE AFFECT OF THE UNLAWFUL INTERNET GAMBLING ENFORCEMENT ACT OF 2006 ON THE COMPANY'S FUTURE RESULTS OF OPERATIONS, AND THE COMPANY'S ABILITY TO SUBSTITUTE REVENUE AND NET INCOME IN FISCAL 2007. POTENTIAL RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, SUCH FACTORS AS FLUCTUATIONS IN DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES, THE INTRODUCTION OF NEW PRODUCTS AND SERVICES, THE COMPANY'S ABILITY TO MAINTAIN CUSTOMER AND STRATEGIC BUSINESS RELATIONSHIPS, TECHNOLOGICAL ADVANCEMENTS, IMPACT OF COMPETITIVE PRODUCTS AND SERVICES AND PRICING, GROWTH IN TARGETED MARKETS, THE ADEQUACY OF THE COMPANY'S LIQUIDITY AND FINANCIAL STRENGTH TO SUPPORT ITS GROWTH, AND OTHER INFORMATION DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

CONTACT:
Erin Cox
(310) 854-8319
Financial Relations Board
E-MAIL:ecox@frbir.com

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